                                                                    EXHIBIT 23.2


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Current Report on Form 8-K, into Cabot Industrial Trust's previously filed and amended Registration Statements, as applicable, on Form S-3 (File Nos. 333-71585, 333-71565, 333-61543), and S-8
(File No. 333-65169).


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 1999